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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549

                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15 (d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

                        Date of Report:  April 25, 2001
                       Commission File Number  333-60247


                     COYNE INTERNATIONAL ENTERPRISES CORP.
                    BLUE RIDGE TEXTILE MANUFACTURING, INC.
                           OHIO GARMENT RENTAL, INC.

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     (Exact name of Registrants as specified in their respective charters)

         New York                                       16-6040758
          Georgia                                       58-2018333
            Ohio                                        34-1261376
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(State or Other Jurisdiction of             (IRS Employer Identification No.)
 Incorporation or Organization)


140 Cortland Avenue, Syracuse, New York                   13221
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(Address of Principal Executive Offices)                (Zip Code)

           Registrant's Telephone Number, Including Area Code:    (315) 475-1626
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Item 4.      Change in Registrant's Certifying Accountant

       (a)   Previous independent accountants

             (i) On April 25, 2001, PricewaterhouseCoopers LLP, who was previously engaged as the accountant to audit the Registrant's financial statements, resigned as accountant for Coyne International Enterpises Corp.

             (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

             (iii) In connection with its audits for the two most recent fiscal years and through April 25, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfactions of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

             (iv) During the two most recent fiscal years and through April 25, 2001, there have been no reportable events (as defined in regulation S-K Item 304 (a)(1)(v)).

             (v) The Company requested that PricewaterhouseCoopers LLP provide it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to this item, and if not, stating the respects in which it does not agree. This letter is attached as Exhibit 7 (b) 16


Item 7.      Exhibits

       (b)   Exhibits

             16. Letter from PricewaterhouseCoopers LLP regarding the change in certifying Accountant as required by Item 304a(3).


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            COYNE INTERNATIONAL ENTERPRISES CORP.

Date: May 1, 2001           By:    /S/ Stephen M. Owen
                               ----------------------------
                                Stephen M. Owen
                                Corporate Controller



                            By:     /S/ Thomas C. Crowley
                               ----------------------------
                                Thomas C. Crowley
                                Chief Operating Officer